                                                                    EXHIBIT 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 4, 2004, is entered into by and among CENTRAL PARKING CORPORATION, a Tennessee corporation ("CPC" or the "Parent"), CENTRAL PARKING SYSTEM, INC., a Tennessee corporation ("CPS"), ALLRIGHT CORPORATION, a Delaware corporation ("Allright"), KINNEY SYSTEM, INC., a Delaware corporation ("Kinney"), CPS FINANCE, INC., a Delaware corporation ("CPSF"), CENTRAL PARKING SYSTEM OF TENNESSEE, INC., a Tennessee corporation ("CPST"), (CPC, CPS, Allright, Kinney, CPSF and CPST are hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"), the Subsidiary Guarantors, the Lenders, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (each, as defined herein), FLEET NATIONAL BANK, as Syndication Agent, JPMORGAN CHASE BANK and SUNTRUST BANK, as Co-Documentation Agents.


                              W I T N E S S E T H

         WHEREAS, the Borrowers, the Subsidiary Guarantors, the Lenders party thereto, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents entered into that certain Credit Agreement, dated as of February 28, 2003, as amended by that certain First Amendment to Credit Agreement, dated as of August 12, 2003 (as further amended, modified, extended, renewed, restated, replaced or increased from time to time, the "Existing Credit Agreement");

         WHEREAS, the Parent has requested, and the Required Lenders, the L/C Issuer and the Tranche B Term Loan Lenders have agreed, to amend the Existing Credit Agreement as provided herein;

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART I
                                   DEFINITIONS

         SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                  "Amendment No. 2 Effective Date" is defined in Subpart 3.1.

         SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.

         SUBPART 2.1 Amendments to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended in the following respects:

         (a) The definition of "Applicable Rate" is hereby amended in its entirety to read as follows:

                  "Applicable Rate" means each of the following percentages per annum, as applicable, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(b):

===================================================================================================================================
                                                                                      APPLICABLE RATES*
                                                                          TRANCHE B       TRANCHE B
                                                REVOLVING    REVOLVING    TERM LOAN      TERM LOAN
  PRICING            CONSOLIDATED              EURODOLLAR    BASE RATE    EURODOLLAR      BASE RATE        LETTER OF     COMMITMENT
   LEVEL            LEVERAGE RATIO             RATE LOANS      LOANS      RATE LOANS       LOANS           CREDIT FEES      FEE
===================================================================================================================================
     1               < 2.25 to 1.0                1.75%         0.25%       2.50%           1.00%             1.75%        0.375%
                     -
-----------------------------------------------------------------------------------------------------------------------------------
     2      > 2.25 to 1.0 but < 2.75 to 1.0       2.00%         0.50%       2.50%           1.00%             2.00%        0.50%
                              -
-----------------------------------------------------------------------------------------------------------------------------------
     3      > 2.75 to 1.0 but < 3.25 to 1.0       2.25%         0.75%       2.50%           1.00%             2.25%        0.50%
                              -
-----------------------------------------------------------------------------------------------------------------------------------
     4      > 3.25 to 1.0 but < 3.50 to 1.0       2.75%         1.25%       2.50%           1.00%             2.75%        0.50%
                              -
-----------------------------------------------------------------------------------------------------------------------------------
     5               > 3.50 to 1.0                3.00%         1.50%       2.75%           1.25%             3.00%        0.50%
===================================================================================================================================

         * If, and for so long as, the ratings established by either Moody's or S&P with respect to the Indebtedness under this Agreement shall be less than Ba3 or BB-, respectively, each Applicable Rate set forth above (other than the Commitment
                  Fee) shall be increased by one-fourth of one percentage point (0.25%).

         Any increase or decrease in the Applicable Rates resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the first Business Day after the date on which such Compliance Certificate is delivered.

         (b) The definition of "Letter of Credit Sublimit" is hereby amended in its entirety to read as follows:

                  "Letter of Credit Sublimit" means an amount equal to NINETY MILLION DOLLARS ($90,000,000). The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1 Amendment No. 2 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 2 Effective Date") when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "Amendment".

         SUBPART 3.2 Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrowers, the Guarantors, the Required Lenders, the Tranche B Term Loan Lenders, the L/C Issuer and the Administrative Agent.

         SUBPART 3.3 Fees and Expenses. The Parent shall have paid all reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and the other transactions contemplated herein including, without limitation, the reasonable legal fees and expenses of Moore & Van Allen PLLC, counsel to the Administrative Agent.

         SUBPART 3.4 Other Items. The Administrative Agent shall have received such other documents, agreements or information that may be reasonably requested by the Administrative Agent.


                                     PART IV
                                  MISCELLANEOUS

         SUBPART 4.1 Representations and Warranties. The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that, after giving effect to this Amendment,

(a) no Default or Event of Default exists under the Amended Credit Agreement and
(b) the representations and warranties set forth in Article VI of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         SUBPART 4.2 Reaffirmation of Obligations. The Borrowers hereby ratify the Existing Credit Agreement and acknowledge and reaffirm (a) that they are is bound by all terms of the Amended Credit Agreement applicable to them and (b) that they are responsible for the observance and full performance of their respective obligations under the Amended Credit Agreement.

         SUBPART 4.3 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 4.4 Instrument Pursuant to Existing Credit Agreement. This Amendment is executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 4.5 References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references to the "Credit Agreement" in the Existing Credit Agreement (and similar references, such as "hereof" and "hereto") and in the other Loan Documents shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

         SUBPART 4.6 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         SUBPART 4.7 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

         SUBPART 4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 4.9 General. Except as amended hereby, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Credit Agreement as of the date first above written.

BORROWERS:                           CENTRAL PARKING CORPORATION,
                                     a Tennessee corporation


                                     By: /s/ MARK SHAPIRO
                                         -----------------------------
                                     Name:  Mark Shapiro
                                            ---------------------------------
                                     Title: SVP & CFO
                                            ---------------------------------


                                     CENTRAL PARKING SYSTEM, INC.,
                                     a Tennessee corporation
                                     ALLRIGHT CORPORATION,
                                     a Delaware corporation
                                     KINNEY SYSTEM, INC.,
                                     a Delaware corporation
                                     CPS FINANCE, INC.,
                                     a Delaware corporation
                                     CENTRAL PARKING SYSTEM OF TENNESSEE, INC., a Tennessee corporation

                                     By: /s/ MARK SHAPIRO
                                         -----------------------------
                                     Name:  Mark Shapiro
                                            ---------------------------------
                                     Title: SVP & CFO
                                            ---------------------------------

GUARANTORS:                     CENTRAL PARKING SYSTEM OF NEW YORK, INC.,
                                a Tennessee corporation
                                KINNEY PARKING SYSTEM, INC.,
                                a New York corporation
                                CENTRAL PARKING SYSTEM OF PENNSYLVANIA, INC., a Tennessee corporation
                                CENTRAL PARKING SYSTEM OF VIRGINIA, INC.
                                (F/K/A DIPLOMAT PARKING CORP.),
                                a DC corporation
                                CENTRAL PARKING SYSTEM OF TEXAS, INC.,
                                a Texas corporation
                                CENTRAL PARKING SYSTEM OF OHIO, INC.,
                                a Tennessee corporation
                                CENTRAL PARKING SYSTEM OF FLORIDA, INC., a Tennessee corporation
                                ALLRIGHT NEW YORK PARKING, INC.,
                                a New York corporation
                                CENTRAL PARKING SYSTEM OF NEW JERSEY, INC., a New Jersey corporation
                                ALLRIGHT PARKING MANAGEMENT, INC.,
                                a Delaware corporation
                                CENTRAL PARKING SYSTEM OF GEORGIA, INC., a Tennessee corporation
                                USA PARKING SYSTEM, INC. (F/K/A MARLIN, INC.), a Tennessee corporation
                                CENTRAL PARKING SYSTEM OF LOUISIANA, INC., a Tennessee corporation
                                CENTRAL PARKING SYSTEM OF MARYLAND, INC., a Tennessee corporation
                                CENTRAL PARKING SYSTEM REALTY OF NEW YORK, INC., a Tennessee corporation
                                CENTRAL PARKING SYSTEM OF WASHINGTON, INC., a Tennessee corporation
                                CENTRAL PARKING SYSTEM OF MISSOURI, INC.
                                (F/K/A CPS-ST. LOUIS, INC.), a Tennessee corporation
                                CENTRAL PARKING SYSTEM OF WISCONSIN, INC., a Tennessee corporation


                                By: /s/ Monroe Carell, Jr.
                                    ------------------------------
                                Name:  Monroe Carell, Jr.
                                       ---------------------------
                                Title: Chairman & CEO
                                       ---------------------------
                                of each of the foregoing Guarantors


                           [signature pages continue]

                                     BANK OF AMERICA, N.A., as
                                     Administrative Agent

                                     By:    /s/ Michael Brashler
                                            ------------------------------------
                                     Name:      Michael Brashler
                                            ------------------------------------
                                     Title:     Vice President
                                            ------------------------------------


                                     BANK OF AMERICA, N.A., as a Lender, L/C
                                     Issuer and Swing Line Lender

                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------


                                     BANK OF AMERICA, N.A., as
                                     Administrative Agent

                                     By:    /s/ Thomas C. Kilcrease, Jr.
                                            ------------------------------------
                                     Name:      Thomas C. Kilcrease, Jr.
                                            ------------------------------------
                                     Title:     SVP
                                            ------------------------------------


                                     BANK OF AMERICA, N.A., as a Lender, L/C
                                     Issuer and Swing Line Lender

                                     By:    /s/ Thomas C. Kilcrease, Jr.
                                            ------------------------------------
                                     Name:      Thomas C. Kilcrease, Jr.
                                            ------------------------------------
                                     Title:     SVP
                                            ------------------------------------


                                     AMSOUTH BANK

                                     By:     /s/ George H. Schultz
                                             -----------------------------------
                                     Name:       George H. Schultz
                                             -----------------------------------
                                     Title:      Senior Vice President
                                             -----------------------------------


                                     BARCLAYS BANK PLC

                                     By:     /s/ John Giannone
                                             -----------------------------------
                                     Name:       John Giannone
                                             -----------------------------------
                                     Title:      Director
                                             -----------------------------------

                                     COMERICA BANK

                                     By:     /s/ Heather Whiting
                                             -----------------------------------
                                     Name:       Heather Whiting
                                             -----------------------------------
                                     Title:      Account Officer
                                             -----------------------------------


                                     COMPASS BANK

                                     By:     /s/ Keely W. McGee
                                             -----------------------------------
                                     Name:       Keely W. McGee
                                             -----------------------------------
                                     Title:      Vice President
                                             -----------------------------------


                                     BANK OF AMERICA, N.A. FOR
                                     FLEET BANK

                                     By:     /s/ Thomas C. Kilcrease, Jr.
                                             -----------------------------------
                                     Name:       Thomas C. Kilcrease, Jr.
                                             -----------------------------------
                                     Title:      SVP
                                             -----------------------------------


                                     SUNTRUST BANK

                                     By:     /s/ Scott Corley
                                             -----------------------------------
                                     Name:       Scott Corley
                                             -----------------------------------
                                     Title:      Managing Director
                                             -----------------------------------


                                     US BANK

                                     By:     /s/ Russell S. Rogers
                                             -----------------------------------
                                     Name:       Russell S. Rogers
                                             -----------------------------------
                                     Title:      Vice President
                                             -----------------------------------


                                     WASHINGTON MUTUAL BANK

                                     By:     /s/ Richard J. Ameny, Jr.
                                             -----------------------------------
                                     Name:       Richard J. Ameny, Jr.
                                             -----------------------------------
                                     Title:      Vice President
                                             -----------------------------------

                                     LANDMARK CDO LTD.
                                     BY: ALADDIN CAPITAL MANAGEMENT LLC

                                     By:     /s/ Neil Nag
                                             -----------------------------------
                                     Name:       Neil Nag
                                             -----------------------------------
                                     Title:      Authorized Signatory
                                             -----------------------------------


                                     LANDMARK II CDO LTD.
                                     BY: ALADDIN CAPITAL MANAGEMENT LLC

                                     By:     /s/ Neil Nag
                                             -----------------------------------
                                     Name:       Neil Nag
                                             -----------------------------------
                                     Title:      Authorized Signatory
                                             -----------------------------------


                                     LANDMARK III CDO LTD.
                                     BY: ALADDIN CAPITAL MANAGEMENT LLC

                                     By:     /s/ Neil Nag
                                             -----------------------------------
                                     Name:       Neil Nag
                                             -----------------------------------
                                     Title:      Authorized Signatory
                                             -----------------------------------


                                     CDO II, LIMITED
                                     BY: AMERICAN MONEY MANAGEMENT CORP.,
                                         AS COLLATERAL MANAGER

                                     By:     /s/ David P. Meyer
                                             -----------------------------------
                                     Name:       David P. Meyer
                                             -----------------------------------
                                     Title:      Vice President
                                             -----------------------------------


                                     AMMC CLO III, LIMITED
                                     BY: AMERICAN MONEY MANAGEMENT CORP.,
                                         AS COLLATERAL MANAGER

                                     By:     /s/ David P. Meyer
                                             -----------------------------------
                                     Name:       David P. Meyer
                                             -----------------------------------
                                     Title:      Vice President
                                             -----------------------------------

                                     AMERICAN EXPRESS CERTIFICATE COMPANY
                                     BY: AMERICAN EXPRESS ASSET MANAGEMENT
                                         GROUP, INC., AS COLLATERAL MANAGER

                                     By:     /s/ Yvonne Stevens
                                             -----------------------------------
                                     Name:       Yvonne Stevens
                                             -----------------------------------
                                     Title:      Senior Managing Director
                                             -----------------------------------


                                     CENTURION CDO II, LTD.
                                     BY: AMERICAN EXPRESS ASSET MANAGEMENT
                                         GROUP, INC., AS COLLATERAL MANAGER

                                     By:     /s/ Leanne Stavrakis
                                             -----------------------------------
                                     Name:       Leanne Stavrakis
                                             -----------------------------------
                                     Title:      Director - Operations
                                             -----------------------------------


                                     CENTURION CDO VI, LTD.
                                     BY: AMERICAN EXPRESS ASSET MANAGEMENT
                                         GROUP, INC., AS COLLATERAL MANAGER

                                     By:     /s/ Leanne Stavrakis
                                             -----------------------------------
                                     Name:       Leanne Stavrakis
                                             -----------------------------------
                                     Title:      Director - Operations
                                             -----------------------------------


                                     IDS LIFE INSURANCE COMPANY
                                     BY: AMERICAN EXPRESS ASSET MANAGEMENT
                                         GROUP, INC., AS COLLATERAL MANAGER

                                     By:     /s/ Yvonne Stevens
                                             -----------------------------------
                                     Name:       Yvonne Stevens
                                             -----------------------------------
                                     Title:      Senior Managing Director
                                             -----------------------------------


                                     SEQUILS-CENTURION V, LTD.
                                     BY: AMERICAN EXPRESS ASSET MANAGEMENT
                                         GROUP, INC., AS COLLATERAL MANAGER

                                     By:     /s/ Leanne Stavrakis
                                             -----------------------------------
                                     Name:       Leanne Stavrakis
                                             -----------------------------------
                                     Title:      Director - Operations
                                             -----------------------------------

                                     VENTURE CDO 2002, LIMITED
                                     BY ITS INVESTMENT ADVISOR MJX ASSET
                                     MANAGEMENT LLC

                                     By:     /s/ Martin Davey
                                             -----------------------------------
                                     Name:       Martin Davey
                                             -----------------------------------
                                     Title:      Managing Director
                                             -----------------------------------


                                     VENTURE II CDO, LIMITED
                                     BY ITS INVESTMENT ADVISOR MJX ASSET
                                     MANAGEMENT LLC

                                     By:     /s/ Martin Davey
                                             -----------------------------------
                                     Name:       Martin Davey
                                             -----------------------------------
                                     Title:      Managing Director
                                             -----------------------------------


                                     BANK OF MONTREAL

                                     By:     /s/ S. Valia
                                             -----------------------------------
                                     Name:       S. Valia
                                             -----------------------------------
                                     Title:      MD
                                             -----------------------------------


                                     BLACK DIAMOND CLO 1998-1, LTD.

                                     By:     /s/ Alan Corkish
                                             -----------------------------------
                                     Name:        Alan Corkish
                                             -----------------------------------
                                     Title:       Director
                                             -----------------------------------


                                     BLACK DIAMOND CLO 2000-1, LTD.

                                     By:     /s/ Alan Corkish
                                             -----------------------------------
                                     Name:        Alan Corkish
                                             -----------------------------------
                                     Title:       Director
                                             -----------------------------------


                                     BLACKROCK SENIOR LOAN TRUST

                                     By:     /s/ Tom Colwell
                                             -----------------------------------
                                     Name:        Tom Colwell
                                             -----------------------------------
                                     Title:       Authorized Signatory
                                             -----------------------------------

                                     MAGNETITE IV CLO, LIMITED

                                     By:     /s/ Tom Colwell
                                             -----------------------------------
                                     Name:        Tom Colwell
                                             -----------------------------------
                                     Title:       Authorized Signatory
                                             -----------------------------------


                                     MAGNETITE V CLO, LIMITED

                                     By:     /s/ Tom Colwell
                                             -----------------------------------
                                     Name:        Tom Colwell
                                             -----------------------------------
                                     Title:       Authorized Signatory
                                             -----------------------------------


                                     KZH CYPRESSTREE-1 LLC

                                     By:     /s/ Dorian Herrera
                                             -----------------------------------
                                     Name:        Dorian Herrera
                                             -----------------------------------
                                     Title:       Authorized Agent
                                             -----------------------------------


                                     KZH RIVERSIDE LLC

                                     By:     /s/ Dorian Herrera
                                             -----------------------------------
                                     Name:        Dorian Herrera
                                             -----------------------------------
                                     Title:       Authorized Agent
                                             -----------------------------------


                                     KZH STERLING LLC

                                     By:     /s/ Dorian Herrera
                                             -----------------------------------
                                     Name:        Dorian Herrera
                                             -----------------------------------
                                     Title:       Authorized Agent
                                             -----------------------------------


                                     APEX (TRIMARAN) CDO I, LTD.
                                     BY TRIMARAN ADVISOPRS, LLC

                                     By:     /s/ David M. Millison
                                             -----------------------------------
                                     Name:        David M. Millison
                                             -----------------------------------
                                     Title:       Managing Director
                                             -----------------------------------

                                     CANADIAN IMPERIAL BANK OF COMMERCE

                                     By:      /s/ Marc Berg
                                             -----------------------------------
                                     Name:        Marc Berg
                                             -----------------------------------
                                     Title:       Authorized Signatory
                                             -----------------------------------


                                     SRF 2000, INC.

                                     By:      /s/ Diana M. Himes
                                             -----------------------------------
                                     Name:        Diana M. Himes
                                             -----------------------------------
                                     Title:       Assistant Vice President
                                             -----------------------------------


                                     APEX (IDM) CDO I, LTD.
                                     ELC (CAYMAN) LTD.
                                     ELC (CAYMAN) LTD. CDO SERIES 1999-I
                                     ELC (CAYMAN) LTD. 1999-III
                                     ELC (CAYMAN) LTD. 2000-I
                                     TRYON CLO LTD. 2000-I
                                     BY: DAVID L. BABSON & COMPANY INC. AS
                                         COLLATERAL MANAGER

                                     By:      /s/ John W. Stelwagon
                                             -----------------------------------
                                     Name:        John W. Stelwagon
                                             -----------------------------------
                                     Title:       Managing Director
                                             -----------------------------------


                                     BABSON CLO LTD. 2003-I
                                     BY: DAVID L. BABSON & COMPANY INC. AS
                                         COLLATERAL MANAGER

                                     By:      /s/ John W. Stelwagon
                                             -----------------------------------
                                     Name:        John W. Stelwagon
                                             -----------------------------------
                                     Title:       Managing Director
                                             -----------------------------------


                                     BILL & MELINDA GATES FOUNDATION
                                     BY: DAVID L. BABSON & COMPANY INC. AS
                                         COLLATERAL MANAGER

                                     By:      /s/ John W. Stelwagon
                                             -----------------------------------
                                     Name:        John W. Stelwagon
                                             -----------------------------------
                                     Title:       Managing Director
                                             -----------------------------------

                                     MAPLEWOOD (CAYMAN) LIMITED
                                     BY: DAVID L. BABSON & COMPANY INC. UNDER
                                         DELEGATED AUTHORITY FROM MASSACHUSETTS
                                         MUTUAL LIFE INSURANCE COMPANY AS
                                         INVESTMENT MANAGER

                                     By:     /s/ John W. Stelwagon
                                             -----------------------------------
                                     Name:        John W. Stelwagon
                                             -----------------------------------
                                     Title:       Managing Director
                                             -----------------------------------


                                     MASSACHUSETTS MUTUAL LIFE INSURANCE
                                     COMPANY
                                     BY: DAVID L. BABSON & COMPANY INC. AS
                                         INVESTMENT ADVISOR

                                     By:     /s/ John W. Stelwagon
                                             -----------------------------------
                                     Name:        John W. Stelwagon
                                             -----------------------------------
                                     Title:       Managing Director
                                             -----------------------------------


                                     SIMSBURY CLO, LIMITED
                                     BY: DAVID L. BABSON & COMPANY INC. UNDER
                                         DELEGATED AUTHORITY FROM MASSACHUSETTS
                                         MUTUAL LIFE INSURANCE COMPANY AS
                                         COLLERATION MANAGER

                                     By:     /s/ John W. Stelwagon
                                             -----------------------------------
                                     Name:        John W. Stelwagon
                                             -----------------------------------
                                     Title:       Managing Director
                                             -----------------------------------


                                     SUFFIELD CLO, LIMITED
                                     BY: DAVID L. BABSON & COMPANY INC. AS
                                         COLLATERAL MANAGER

                                     By:     /s/ John W. Stelwagon
                                             -----------------------------------
                                     Name:        John W. Stelwagon
                                             -----------------------------------
                                     Title:       Managing Director
                                             -----------------------------------

                                     FLAGSHIP CLO 2001-1
                                     BY: FLAGSHIP CAPITAL MANAGEMENT, INC.,

                                     By:      /s/ Eric S. Meyer
                                             -----------------------------------
                                     Name:        Eric S. Meyer
                                             -----------------------------------
                                     Title:       Director
                                             -----------------------------------


                                     FLAGSHIP CLO II
                                     BY: FLAGSHIP CAPITAL MANAGEMENT, INC.,

                                     By:      /s/ Eric S. Meyer
                                             -----------------------------------
                                     Name:        Eric S. Meyer
                                             -----------------------------------
                                     Title:       Director
                                             -----------------------------------


                                     LONGLANE MASTER TRUST IV

                                     By:      /s/ Diana M. Himes
                                             -----------------------------------
                                     Name:        Diana M. Himes
                                             -----------------------------------
                                     Title:       Assistant Vice President
                                             -----------------------------------


                                     GENERAL ELECTRIC CAPITAL CORPORATION

                                     By:      /s/ Brian P. Schwinn
                                             -----------------------------------
                                     Name:        Brian P. Schwinn
                                             -----------------------------------
                                     Title:       Duly Authorized Signatory
                                             -----------------------------------


                                     HARCH CLO I, LTD.

                                     By:      /s/ Michael E. Lewitt
                                             -----------------------------------
                                     Name:        Michael E. Lewitt
                                             -----------------------------------
                                     Title:       Authorized Signatory
                                             -----------------------------------


                                     BLUE SQUARE FUNDING LIMITED SERIES 3

                                     By:      /s/ Deborah O'Keefe
                                             -----------------------------------
                                     Name:        Deborah O'Keefe
                                             -----------------------------------
                                     Title:       Vice President
                                             -----------------------------------

                                     HIGHLAND LEGACY LIMITED
                                     BY: HIGHLAND CAPITAL MANAGEMENT, L.P.
                                         AS COLLATERAL MANAGER

                                     By:      /s/ Todd Travers
                                             -----------------------------------
                                     Name:        Todd Travers
                                             -----------------------------------
                                     Title:       Senior Portfolio Manager
                                             -----------------------------------


                                     HIGHLAND OFFSHORE PARTNERS, L.P.
                                     BY: HIGHLAND CAPITAL MANAGEMENT, L.P.
                                         AS COLLATERAL PARTNER

                                     By:      /s/ Todd Travers
                                             -----------------------------------
                                     Name:        Todd Travers
                                             -----------------------------------
                                     Title:       Senior Portfolio Manager
                                             -----------------------------------


                                     TORONTO DOMINION (NEW YORK), INC.

                                     By:      /s/ Michelle Manning
                                             -----------------------------------
                                     Name:        Michelle Manning
                                             -----------------------------------
                                     Title:       Vice President
                                             -----------------------------------


                                     RESTORATION FUNDING CLO, LTD.
                                     BY: HIGHLAND CAPITAL MANAGEMENT, L.P.
                                         AS COLLATERAL MANAGER

                                     By:      /s/ Todd Travers
                                             -----------------------------------
                                     Name:        Todd Travers
                                             -----------------------------------
                                     Title:       Senior Portfolio Manager
                                             -----------------------------------


                                     IKB CAPITAL CORPORATION

                                     By:      /s/ David Snyder
                                             -----------------------------------
                                     Name:        David Snyder
                                             -----------------------------------
                                     Title:       President
                                             -----------------------------------


                                     MORGAN STANLEY PRIME INCOME TRUST

                                     By:      /s/ Elizabeth Bodisch
                                             -----------------------------------
                                     Name:        Elizabeth Bodisch
                                             -----------------------------------
                                     Title:       Authorized Signatory
                                             -----------------------------------

                                     NATIONWIDE MUTUAL INSURANCE COMPANY

                                     By:      /s/ Mark Peppelman
                                             -----------------------------------
                                     Name:        Mark Poeppelman
                                             -----------------------------------
                                     Title:       Vice President
                                             -----------------------------------


                                     CLYDESDALE CLO 2001-1, LTD
                                     BY: NOMURA CORPORATE RESEARCH AND ASSET
                                         MANAGEMENT INC. AS COLLATERAL MANAGER

                                     By:      /s/ Elizabeth Mace
                                             -----------------------------------
                                     Name:        Elizabeth Mace
                                             -----------------------------------
                                     Title:
                                             -----------------------------------


                                     CLYDESDALE CLO 2003-1, LTD
                                     BY: NOMURA CORPORATE RESEARCH AND ASSET
                                         MANAGEMENT INC. AS AGENT

                                     By:      /s/ Elizabeth Mace
                                             -----------------------------------
                                     Name:        Elizabeth Mace
                                             -----------------------------------
                                     Title:
                                             -----------------------------------


                                     NOMURA BOND & LOAN
                                     BY: UFJ TRUST BANK LIMITED AS TRUSTEE
                                     BY: NOMURA CORPORATE RESEARCH AND ASSET
                                         MANAGEMENT INC., ATTORNEY IN FACT

                                     By:      /s/ Elizabeth Mace
                                             -----------------------------------
                                     Name:        Elizabeth Mace
                                             -----------------------------------
                                     Title:
                                             -----------------------------------

                                     PRINCIPAL LIFE INSURANCE COMPANY
                                     BY: PRINCIPAL GLOBAL INVESTORS, LLC
                                         A DELAWARE LIMITED LIABILITY COMPANY,
                                         ITS AUTHORIZED SIGNATORY

                                     By:      /s/ John C. Henry
                                             -----------------------------------
                                     Name         John C. Henry
                                             -----------------------------------
                                     Title:       Counsel
                                             -----------------------------------

                                     By:      /s/ Karen A. Pearston
                                             -----------------------------------
                                     Name         Karen A. Pearston
                                             -----------------------------------
                                     Title:       Counsel
                                             -----------------------------------


                                     BOSTON HARBOR CLO 2004-1

                                     By:      /s/ Beth Mazor
                                             -----------------------------------
                                     Name         Beth Mazor
                                             -----------------------------------
                                     Title:       V.P.
                                             -----------------------------------


                                     SANKATY ADVISROS, LLC
                                     AS COLLATERAL MANAGER FOR AVERY POINT CLO,
                                     LTD., AS TERM LENDER

                                     By:      /s/ Diane J. Exter
                                             -----------------------------------
                                     Name         Diane J. Exter
                                             -----------------------------------
                                     Title:       Managing Director/Portfolio
                                                  Manager
                                             -----------------------------------


                                     SANKATY ADVISROS, LLC
                                     AS COLLATERAL MANAGER FOR CASTLE HILL I -
                                     INGOTS, LTD., AS TERM LENDER

                                     By:      /s/ Diane J. Exter
                                             -----------------------------------
                                     Name         Diane J. Exter
                                             -----------------------------------
                                     Title:       Managing Director/Portfolio
                                                  Manager
                                             -----------------------------------


                                     SANKATY ADVISROS, LLC
                                     AS COLLATERAL MANAGER FOR CASTLE HILL II-
                                     INGOTS, LTD., AS TERM LENDER

                                     By:      /s/ Diane J. Exter
                                             -----------------------------------
                                     Name         Diane J. Exter
                                             -----------------------------------
                                     Title:       Managing Director/Portfolio
                                                  Manager
                                             -----------------------------------

                                     SANKATY ADVISROS, LLC
                                     AS COLLATERAL MANAGER FOR CASTLE HILL III
                                     CLO, LIMITED, AS TERM LENDER

                                     By:      /s/ Diane J. Exter
                                             -----------------------------------
                                     Name         Diane J. Exter
                                             -----------------------------------
                                     Title:       Managing Director/Portfolio
                                                  Manager
                                             -----------------------------------


                                     SANKATY ADVISROS, LLC
                                     AS COLLATERAL MANAGER FOR GREAT POINT CLO
                                     1999-1 LTD., AS TERM LENDER

                                     By:      /s/ Diane J. Exter
                                             -----------------------------------
                                     Name         Diane J. Exter
                                             -----------------------------------
                                     Title:       Managing Director/Portfolio
                                                  Manager
                                             -----------------------------------


                                     HARBOUR TOWN FUNDING LLC.

                                     By:      /s/ Diana M. Himes
                                             -----------------------------------
                                     Name:        Diana M. Himes
                                             -----------------------------------
                                     Title:       Assistant Vice President
                                             -----------------------------------

                                     SANKATY ADVISROS, LLC
                                     AS COLLATERAL MANAGER FOR RACE POINT CLO,
                                     LIMITED, AS TERM LENDER

                                     By:      /s/ Diane J. Exter
                                             -----------------------------------
                                     Name         Diane J. Exter
                                             -----------------------------------
                                     Title:       Managing Director/Portfolio
                                                  Manager
                                             -----------------------------------


                                     SANKATY ADVISROS, LLC
                                     AS COLLATERAL MANAGER FOR RACE POINT II
                                     CLO, LIMITED, AS TERM LENDER

                                     By:      /s/ Diane J. Exter
                                             -----------------------------------
                                     Name         Diane J. Exter
                                             -----------------------------------
                                     Title:       Managing Director/Portfolio
                                                  Manager
                                             -----------------------------------


                                     HAMILTON CDO, LTD.
                                     BY: STANFIELD CAPITAL PARTNERS LLC
                                         AS ITS COLLATERAL MANAGER

                                     By:      /s/ Christopher E. Jansen
                                             -----------------------------------
                                     Name:        Christopher E. Jansen
                                             -----------------------------------
                                     Title:       Managing Partner
                                             -----------------------------------


                                     HAMILTON CDO, LTD.
                                     BY: STANFIELD CAPITAL PARTNERS LLC
                                         AS ITS COLLATERAL MANAGER

                                     By:      /s/ Christopher E. Jansen
                                             -----------------------------------
                                     Name:        Christopher E. Jansen
                                             -----------------------------------
                                     Title:       Managing Partner
                                             -----------------------------------


                                     STANFIELD ARBITRAGE CDO, LTD.
                                     BY: STANFIELD CAPITAL PARTNERS LLC
                                         AS ITS COLLATERAL MANAGER

                                     By:      /s/ Christopher E. Jansen
                                             -----------------------------------
                                     Name:        Christopher E. Jansen
                                             -----------------------------------
                                     Title:       Managing Partner
                                             -----------------------------------

                                     STANFIELD CARRERA CLO, LTD.
                                     BY: STANFIELD CAPITAL PARTNERS LLC
                                         AS ITS COLLATERAL MANAGER

                                     By:     /s/  Christopher E. Jansen
                                             -----------------------------------
                                     Name:        Christopher E. Jansen
                                             -----------------------------------
                                     Title:       Managing Partner
                                             -----------------------------------


                                     STANFIELD CLO, LTD.
                                     BY: STANFIELD CAPITAL PARTNERS LLC
                                         AS ITS COLLATERAL MANAGER

                                     By:     /s/  Christopher E. Jansen
                                             -----------------------------------
                                     Name:        Christopher E. Jansen
                                             -----------------------------------
                                     Title:       Managing Partner
                                             -----------------------------------


                                     STANFIELD/RMF TRANSATLANTIC CDO LTD.
                                     BY: STANFIELD CAPITAL PARTNERS LLC
                                         AS ITS COLLATERAL MANAGER

                                     By:     /s/  Christopher E. Jansen
                                             -----------------------------------
                                     Name:        Christopher E. Jansen
                                             -----------------------------------
                                     Title:       Managing Partner
                                             -----------------------------------


                                     WINDSOR LOAN FUNDING, LIMITED
                                     BY: STANFIELD CAPITAL PARTNERS LLC
                                         AS ITS INVESTMENT MANAGER

                                     By:     /s/  Christopher E. Jansen
                                             -----------------------------------
                                     Name:        Christopher E. Jansen
                                             -----------------------------------
                                     Title:       Managing Partner
                                             -----------------------------------


                                     SUNAMERICA LIFE INSURANCE COMPANY
                                     BY: AIG GLOBAL INVESTMENT CORP.
                                         IT INVESTMENT ADVISOR

                                     By:     /s/  Steven S. Oh
                                             -----------------------------------
                                     Name:        Steven S. Oh
                                             -----------------------------------
                                     Title:       Managing Director
                                             -----------------------------------

                                     GALAXY CLO 1999-1 LTD.
                                     BY: AIG GLOBAL INVESTMENT CORP.
                                         AS COLLATERAL MANAGER

                                     By:     /s/  Steven S. Oh
                                             -----------------------------------
                                     Name:        Steven S. Oh
                                             -----------------------------------
                                     Title:       Managing Director
                                             -----------------------------------


                                     GALAXY CLO 2003-1 LTD.
                                     BY: AIG GLOBAL INVESTMENT CORP.
                                         IT INVESTMENT ADVISOR

                                     By:     /s/  Steven S. Oh
                                             -----------------------------------
                                     Name:        Steven S. Oh
                                             -----------------------------------
                                     Title:       Managing Director
                                             -----------------------------------


                                     KZH SOLEIL, LLC

                                     By:     /s/  Dorian Herrera
                                             -----------------------------------
                                     Name:        Dorian Herrera
                                             -----------------------------------
                                     Title:       Authorized Agent
                                             -----------------------------------


                                     KZH SOLEIL 2, LLC

                                     By:     /s/  Dorian Herrera
                                             -----------------------------------
                                     Name:        Dorian Herrera
                                             -----------------------------------
                                     Title:       Authorized Agent
                                             -----------------------------------


                                     SUNTRUST BANK

                                     By:     /s/  Scott Corley
                                             -----------------------------------
                                     Name:        Scott Corley
                                             -----------------------------------
                                     Title:       Managing Director
                                             -----------------------------------


                                     VAN KAMPEN
                                     SENIOR INCOME TRUST
                                     BY: VAN KAMPEN INVESTMENT ADVISORY CORP.

                                     By:     /s/  Brad Langs
                                             -----------------------------------
                                     Name:        Brad Langs
                                             -----------------------------------
                                     Title:       Executive Director
                                             -----------------------------------

                                     VAN KAMPEN
                                     SENIOR LOAN FUND
                                     BY: VAN KAMPEN INVESTMENT ADVISORY CORP.

                                     By:     /s/  Brad Langs
                                             -----------------------------------
                                     Name:        Brad Langs
                                             -----------------------------------
                                     Title:       Executive Director
                                             -----------------------------------


                                     UNION SQUARE CDO LTD.
                                     BY: BLACKSTONE DEBT ADVISORS L.P.
                                         AS COLLATERAL MANAGER

                                     By:     /s/  Dean Criares
                                             -----------------------------------
                                     Name:        Deab Cruares
                                             -----------------------------------
                                     Title:       Managing Director
                                             -----------------------------------


                                     HANOVER SQUARE CLO LTD.
                                     BY: BLACKSTONE DEBT ADVISORS L.P.
                                         AS COLLATERAL MANAGER

                                     By:     /s/  Dean Criares
                                             -----------------------------------
                                     Name:        Deab Cruares
                                             -----------------------------------
                                     Title:       Managing Director
                                             -----------------------------------


                                     MONUMENT PARK CDO LTD.
                                     BY: BLACKSTONE DEBT ADVISORS L.P.
                                         AS COLLATERAL MANAGER

                                     By:     /s/  Dean Criares
                                             -----------------------------------
                                     Name:        Deab Cruares
                                             -----------------------------------
                                     Title:       Managing Director
                                             -----------------------------------


                                     JP MORGAN CHASE BANK

                                     By:     /s/  Michael J. Lister
                                             -----------------------------------
                                     Name:        Michael J. Lister
                                             -----------------------------------
                                     Title:       Vice President
                                             -----------------------------------

                                     COLUMBIA FLOATING RATE ADVANTAGE FUND
                                     BY: HIGHLAND CAPITAL MANAGEMENT, L.P., ITS
                                         INVESTMENT ADVISOR

                                     By:     /s/  Todd Travers
                                             -----------------------------------
                                     Name:        Todd Travers
                                             -----------------------------------
                                     Title:       Senior Portfolio Manager
                                             -----------------------------------